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                                                                    EXHIBIT 10.9

                        INDEMNITY AND GUARANTY AGREEMENT

     THIS INDEMNITY AND GUARANTY AGREEMENT (this "Agreement"), made as of April 30, 2003 by FIRST STATES GROUP, L.P., a Delaware limited partnership, whose address is 1725 The Fairway, Jenkintown, PA 19046 ("FSG, LP") and AMERICAN FINANCIAL REALTY TRUST, a Maryland real estate investment trust, whose address is 1725 The Fairway, Jenkintown, PA 19046 ("AFRT"; collectively, FSG, LP and AFRT shall be referred to herein as the "Indemnitors" and each an "Indmenitor"), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the "Agent") for the Lenders (as defined in the Credit Agreement referenced below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement") among First States Investors BAI, LLC, a Delaware limited liability company (the "Borrower"), the Guarantors (as defined therein), the Lenders (as defined therein), the Agent and the L/C Issuer (as defined therein), the Lenders have agreed to make the Loans (as defined therein) and other extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement);

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and other credit extensions under the Credit Agreement that the Indemnitors shall have executed and delivered this Agreement to the Agent for the ratable benefit of the Agent and the Lenders; and

     WHEREAS, FSG, LP is the parent of Borrower and AFRT is the parent of FSG, LP, the extension of the Loans to Borrower is of substantial benefit to each Indemnitor and, therefore, each Indemnitor is willing to indemnify the Agent and the Lenders from and against and guarantee payment to the Agent and the Lenders of those items referenced herein.

     NOW, THEREFORE, to induce the Lenders to extend the Loans to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby covenant and agree for the benefit of the Agent and Lenders, as follows:

     1. Indemnity and Guaranty. Each Indemnitor hereby jointly and severally assumes liability for, hereby guarantees payment to the Agent (for the benefit of the Agent and each of the Lenders) of, hereby agrees to pay, protect, defend and save the Agent and each of the Lenders harmless from and against, and hereby indemnifies the Agent and each of the Lenders from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys' fees of the Agent and each of the Lenders), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, "Costs") which may at any time be imposed upon, incurred by or awarded against the Agent or any Lender as a result of any of the following (collectively, the "Indemnified Actions"):

     (a) Proceeds paid to Borrower, any other Loan Party, any Indemnitor, or any of their respective Affiliates, Subsidiaries, principals, officers, general partners or members, other any guarantor, any other indemnitor, or any agent or employee of any such persons under any insurance policies with respect to any Underlying Property and applied by such Person in contravention of the terms of the applicable lease agreements, the Credit Agreement or any Loan Document;

     (b) Proceeds or awards resulting from the condemnation or taking in lieu of foreclosure of all or any portion of any Underlying Property, paid to Borrower, any other Loan Party, any Indemnitor, or any of their respective Affiliates, Subsidiaries, principals, officers, general partners or members, other any guarantor, any other indemnitor, or any agent or employee of any such person and applied by such Person in contravention of the terms of the applicable lease agreements or the Credit Agreement or any Loan Document;

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     (c)  All tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with leases of all or any portion of any Underlying Property, which are not applied in accordance with the terms of the applicable lease or other agreement;

     (d) Rent and other payments received by Borrower, any Indemnitor, or any of their respective Affiliates, Subsidiaries, principals, officers, general partners or members, any guarantor, any indemnitor, or any agent or employee of any such persons from tenants under leases of all or any portion of any Underlying Property in contravention of the terms of the Credit Agreement, any Irrevocable Direction or any other Loan Document and not immediately paid to the Agent for the benefit of the Lenders in accordance with the terms of the Credit Agreement or the other Loan Documents;

     (e) Waste committed on any Underlying Property, or damage to any Underlying Property as a result of the intentional misconduct or gross negligence of Borrower, any other Loan Party, any Indemnitor, or any of their respective Affiliates, Subsidiaries, principals, officers, general partners or members, any guarantor, any indemnitor, or any agent or employee of any such persons, or any disposal of all or any portion of any Underlying Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by the Agent and Lenders on account of such occurrence;

     (f) Failure to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of any Underlying Property or related to any Eligible Lease which would be superior to the lien or security title of the Assignment of Leases with respect to the applicable Eligible Lease(s);

     (g) Fraud, material misrepresentation or failure to disclose a material fact by Borrower, any other Loan Party or any of their respective principals, officers, general partners or members, any other guarantor, any indemnitor, or any agent, employee or other person authorized or apparently authorized to make statements, representations or disclosures on behalf of Borrower, any Loan Party, any principal, officer, general partner or member of Borrower or any Loan Party, or any other guarantor or any indemnitor, to the full extent of any losses, damages and expenses of the Agent and the Lenders on account thereof;

     (h) A default by Borrower, any Loan Party or any Indemnitor or any of their respective Affiliates or Subsidiaries under any of Sections 7.05, 7.11, 7.12, 7.13, 7.14 8.01, 8.03, 8.04, 8.05 or 8.12 of the Credit Agreement;

     (i) The occurrence of any voluntary bankruptcy or insolvency proceeding of Borrower or any involuntary bankruptcy or insolvency proceeding of Borrower which is not dismissed within six (60) days of filing and is not caused or otherwise consented to by the Agent or Lenders; and

     (j) Any matters relating to hazardous or toxic substances or radon or failure of any Underlying Property to comply with environmental laws and regulations, to the full extent of any losses or damages (including those resulting from diminution in value of any Underlying Property) incurred by the Agent or any of the Lenders as a result of the existence of such hazardous or toxic substances or radon or failure to comply with environmental laws or regulations.

     It is understood that a portion of the Obligations constitute a revolving type indebtedness and therefore the actual amount of the indemnity may increase or decrease from time to time. During the Availability Period, as that term is defined in the Credit Agreement, and subject to the terms, covenants and conditions of the Credit Agreement, Grantor may borrow up to $100,000,000, repay a portion thereof and reborrow up to $100,000,000 The total amount of the Indebtedness, including future advances, may increase or decrease from time to time, but shall not exceed a principal amount of $100,000,000 at any one time, plus interest thereon and disbursements made by Collateral Agent for the payment of taxes, levies or insurance on the Premises (as defined in each of the Assignments of Leases), with interest on such disbursements. Each Indemnitor hereby agrees that (a) all advances made by the Secured Parties from time to time under the Loan Documents, and all other portions of the Obligations, shall be covered by this Agreement as if all of the same had been advanced, had arisen or become owing or performable on the date of this Agreement, (b) no reduction from time to time (even to zero) of the outstanding principal balance of the Indebtedness shall extinguish, release or effect the indemnity, rights or privileges intended, created or arising hereunder or under the other Loan Documents, and (c) this Agreement shall remain in full force and effect as to any

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subsequent advances or subsequently arising portions of the Indebtedness without loss of priority until all of the Indebtedness is fully paid, all Obligations fully performed and satisfied, and all agreements and obligations, if any, of the Lenders to make further advances have been terminated and this Agreement has been released or canceled in writing by Agent.

     2. Guaranty of Payment and Performance. This is a guaranty of payment and performance and not of collection. The liability of each Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower, any other Loan Party, any other Indemnitor or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loans. Each Indemnitor waives any right to require that an action be brought against Borrower, any other Loan Party, any other Indemnitor or any other person or to require that resort be made to any collateral for the Loans or to any balance of any deposit account or credit on the books of the Agent or any Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower and/or any Loan Party shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, each Indemnitor shall nevertheless be fully liable therefor to the extent set forth herein. In the event of a Default under the Loan Documents which is not cured within any applicable grace or cure period, Agent (on behalf of the Lenders) shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loans) thereunder or hereunder (to the extent applicable), in any order, and all rights, powers and remedies available to Agent in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Agent, this Agreement shall nevertheless remain in full force and effect, and each Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower or any other Loan Party may be destroyed or diminished by the exercise of any such remedy.

     3.   Indemnification Procedures.

     (a) If any action shall be brought against Agent or any Lender based upon any of the matters for which Agent and the Lenders are indemnified hereunder, the applicable party shall notify Indemnitor in writing thereof and the Indemnitors (jointly and severally) shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to such Indemnified Party and the negotiation of any settlement; provided, however, that any failure of Agent or any Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. Agent and each Lender shall have the right, at the expense of Indemnitor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event the Indemnitors shall fail to discharge or undertake to defend the Agent or any Lender against any claim, loss or liability for which Agent or such Lender is indemnified hereunder, the applicable party may, at its sole option and election, defend or settle such claim, loss or liability. The joint and several liability of the Indemnitors to the Agent or any Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, attorneys' fees and disbursements, incurred by the Agent or the applicable Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and the Indemnitors shall pay the same as hereinafter provided. Agent or an applicable Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for the Agent or such Lender.

     (b) No Indemnitor shall, without the prior written consent of the Agent and/or the applicable Lender(s): (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Agent or the applicable Lender(s) of a full and complete written release of the Agent or the applicable Lender(s) (in form, scope and substance satisfactory to Agent and such Lender(s) in their sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Agent or any Lender or obligate Agent or any Lender to pay any sum or perform any obligation as determined by the Agent or the applicable Lender(s) in their sole discretion.

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     (c)  All Costs shall be immediately reimbursable to Agent (for its benefit and, as applicable, for the benefit of the Lenders) when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and the Indemnitors shall pay to Agent (on behalf of the Agent and the applicable Lender(s)) any and all Costs within ten (10) days after written notice from Agent or any Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitors to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Rate.

     4. Reinstatement of Obligations. If at any time all or any part of any payment made by any Indemnitor or received by the Agent on its behalf or on behalf of any Lender from such Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor, Borrower or any Guarantor), then the joint and several obligations of the Indemnitors hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by the applicable Indemnitor, or receipt of payment by Agent, and the obligations of each Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by the applicable Indemnitor had never been made.

     5. Waivers by Indemnitor. To the extent permitted by law, each Indemnitor hereby waives and agrees not to assert or take advantage of:

     (a) Any right to require the Agent or the Lenders to proceed against Borrower, any Guarantor or any other person or to proceed against or exhaust any security held by the Agent or the Lenders at any time or to pursue any other remedy in the Agent's or the Lenders' power or under any other agreement before proceeding against Indemnitor hereunder;

     (b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of the Agent or the Lenders to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

     (c) Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, any Guarantor, the Agent, any Lender, any endorser or creditor of Borrower, of any Guarantor or of any Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by the Agent and Lenders;

     (d) Any defense based upon an election of remedies by the Agent or any Lender;

     (e) Any right or claim or right to cause a marshalling of the assets of such Indemnitor;

     (f) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

     (g) Any duty on the part of the Agent or any Lender to disclose to Indemnitor any facts such party may now or hereafter know about Borrower, any Guarantor or any property owned by any of them, regardless of whether the Agent or any such Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to such Indemnitor or has a reasonable opportunity to communicate such facts to such Indemnitor, it being understood and agreed that each Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower and the Guarantors, of the condition of the property owned by such entities and of any and all circumstances bearing on the risk that liability may be incurred by such Indemnitor hereunder;

     (h) Any lack of notice of disposition or of manner of disposition of any collateral for the Loans;

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     (i)  Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

     (j) Any lack of commercial reasonableness in dealing with the collateral for the Loans;

     (k) Any deficiencies in the collateral for the Loans or any deficiency in the ability of the Agent or Lenders to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

     (l)  An assertion or claim that the automatic stay provided by 11 U.S.C.
(S)362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower or any Guarantor) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Agent and/or the Lenders to enforce any of its rights, whether now or hereafter required, which the Agent or the Lenders may have against any Indemnitor or the collateral for the Loans;

     (m) Any modifications of the Loan Documents or any obligation of Borrower or any Guarantor relating to the Loans by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

     (n) Any action, occurrence, event or matter consented to by such Indemnitor under Section 7(h) hereof, under any other provision hereof, or otherwise.

     6. Representation and Warranty. FSG, LP hereby represents, warrants and covenants that (a) FSG, LP's net worth (as calculated in accordance with generally accepted accounting principles) is, and, at all times while this Agreement shall be in effect, shall be, not less than $50,000,000.00; and (b) as of the Closing Date, FSG, LP and its Subsidiaries own substantially all of the assets which are held by AFRT and its Subsidiaries.

     7.   General Provisions.

     (a) Recourse Limitations. All of the terms and provisions of this Agreement are joint and several recourse obligations of each Indemnitor and not restricted by any limitation on personal liability set forth in any of the other Loan Documents; provided, however, that notwithstanding the foregoing or anything else to the contrary contained herein, the maximum aggregate amount of the Indemnitors' aggregate liability hereunder shall not exceed the Obligations.

     (b) Unsecured Obligations. Each Indemnitor hereby acknowledges that the Lenders would not make the Loans but for the unsecured personal liability undertaken by each such Indemnitor herein.

     (c) Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by the Agent or any Lender under any Loan Document, including, even if, as a part of such remedy, the Loans are paid or satisfied in full.

     (d) No Subrogation; No Recourse Against Lender. Notwithstanding the satisfaction by the Indemnitors of any liability hereunder, no Indemnitor shall have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or any Guarantor or to any collateral for the Loans. In connection with the foregoing, each Indemnitor expressly waives any and all rights of subrogation to the Agent and the Lenders against Borrower or any Guarantor, and Indemnitor hereby waives any rights to enforce any remedy which the Agent or the Lenders may have against Borrower or any Guarantor and any right to participate in any collateral for the Loans. In addition to and without in any way limiting the foregoing, each Indemnitor hereby subordinates any and all indebtedness of Borrower or any Guarantor now or hereafter owed to Indemnitor to all indebtedness of Borrower or any such Guarantor to the Agent and the Lenders under the Loan Documents, and agrees with the Agent (on its behalf and on behalf of the Lenders) that such Indemnitor shall not demand or accept any payment of principal or interest from Borrower or any

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Guarantor, shall not claim any offset or other reduction of such Indemnitor's obligations hereunder because of any such indebtedness and shall not take any action to obtain a release of any of the collateral for the Loans. Further, no Indemnitor shall have any right of recourse against the Agent or any Lender by reason of any action the Agent or any Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

     (e) Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which the Agent or any Lender may have against Borrower, any Guarantor, any Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. (S)9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

     (f) Financial Statements. Each Indemnitor hereby agrees, as a material inducement to the Agent and the Lenders to make the Loans to Borrower, to furnish to the Agent promptly upon demand by Agent current and dated financial statements detailing the assets and liabilities of Indemnitor, certified by or on behalf of such Indemnitor, in form and substance acceptable to the Agent. Each Indemnitor hereby warrants and represents unto the Agent that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Agent with respect to such Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of such Indemnitor.

     (g) Rights Cumulative; Payments. The Agent's rights (and the Lenders' rights through the Agent) under this Agreement shall be in addition to all rights of the Agent and Lenders under the Loan Documents. FURTHER, PAYMENTS MADE BY ANY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER'S OR ANY GUARANTOR'S OBLIGATIONS AND LIABILITIES UNDER THE LOAN DOCUMENTS EXCEPT WITH RESPECT TO, AND TO THE EXTENT OF, BORROWER'S OR SUCH GUARANTOR'S OBLIGATION AND LIABILITY FOR THE PAYMENT MADE BY SUCH INDEMNITOR.

     (h) No Limitation on Liability. Each Indemnitor hereby consents and agrees that Agent and, to the extent applicable, the Lenders may at any time and from time to time without further consent from such Indemnitor do any of the following events, and the liability of such Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to such Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of any or all of the Notes; (ii) any foreclosure of the Agent's and Lenders' rights under the Assignments of Leases (or any of them), any sale or assignment of any of the Notes or any of the other Loan Documents or any sale or transfer of any property of the Borrower or any Guarantor; (iii) any change in the composition of Borrower, any Guarantor or any other Indemnitor, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower, any such Guarantor or any such Indmenitor; (iv) the accuracy or inaccuracy of the representations and warranties made by either Indemnitor herein or by Borrower or any Guarantor in any of the Loan Documents; (v) the release of Borrower, any Guarantor or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Agent's or the Lenders' voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loans; (vii) the Agent's failure to record the Assignments of Leases or to file any financing statement (or the Agent's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loans; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which the Agent or the Lenders shall take or fail to take in connection with the Loan Documents or any collateral for the Loans, nor any course of dealing with Borrower, any Guarantor or any other person, shall limit, impair or release any Indemnitor's obligations hereunder, affect this Agreement in any way or afford any Indemnitor any recourse against the Agent or any of the Lenders. Nothing contained in this Section shall be construed to require the Agent or any Lender to take or refrain from taking any action referred to herein.

     (i) Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or

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oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (k) Binding Effect; Waiver of Acceptance. This Agreement shall bind each Indemnitor and their respective heirs, personal representatives, successors and assigns and shall inure to the benefit of the Agent, the Lenders and the officers, directors, shareholders, agents and employees of the Agent and each Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, no Indemnitor shall assign any of its rights or obligations under this Agreement without the prior written consent of the Agent, which consent may be withheld by the Agent in its sole discretion. Each Indemnitor hereby waives any acceptance of this Agreement by Agent, and this Agreement shall immediately be binding upon such Indemnitor.

     (l) Notice. Notices and other communications shall be effective, and duly given, (i) when received if personally delivered, (ii) when transmitted by telecopy or other facsimile device to the numbers set out below if transmitted before 5:00 p.m. on a Business Day (as defined hereinafter in this Section 18), or otherwise on the next following Business Day, (iii) the Business Day following the Business Day on which delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day sent by certified or registered mail postage prepaid, to the address shown below, or such other address as may be specified by written notice to the other parties in accordance with the provisions of this section:

     if to FSG, LP:

     if to AFRT:

     if to the Agent (and the Lenders):

Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     (m) No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof.

     (n) Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

     (o) Reasonable Attorney's Fees. In the event it is necessary for the Agent to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, each Indemnitor (jointly and severally) agrees to pay to the Agent any and all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the Agent or the Lenders as a result thereof and such costs, fees and expenses shall be included in Costs.

     (p) Successive Actions. A separate right of action hereunder shall arise each time Agent or the Lenders acquire knowledge of any matter indemnified or guaranteed by the Indemnitors under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and each Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

     (q) Joint and Several Liability. Notwithstanding anything to the contrary contained herein, the representations, warranties, covenants and agreements made by the Indemnitors herein, and the liability of each such Indemnitor hereunder, is joint and several.

     (r) Reliance. The Lenders would not make the Loans to Borrower without this Agreement. Accordingly, each Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loans shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

     (s) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

     (t)  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF NORTH CAROLINA OR IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE INDEMNITORS AND THE Agent HEREBY CONSENT, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE INDEMNITORS AND THE Agent HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO. EACH OF THE INDEMNITORS AND THE Agent HEREBY WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (u) Waiver by Indemnitor. Each Indemnitor hereby covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower or any Guarantor or any other Indemnitor, such Indemnitor shall not seek or cause Borrower, any Guarantor, any Indmenitor or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. (S)105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of the Agent or the Lenders to enforce any rights of the Agent or the Lenders against such Indemnitor or the collateral for the Loans by virtue of this Agreement or otherwise.

     (v) SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS AGREEMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY THE INDEMNITORS OF THE AGENT AND/OR THE LENDERS FROM CLAIMS OR LOSSES ARISING AS A RESULT OF THE AGENT'S OR ANY SUCH LENDER'S OWN NEGLIGENCE.

     (w) Decisions. Wherever pursuant to this Agreement (i) Agent or any Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory or acceptable to Agent or the Lenders, or (iii) any other decision or determination is to be made by Agent or any Lender, the decision of the Agent or such Lender to approve or disapprove or to accept or not accept, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by the Agent or such Lender, shall be in the sole and absolute discretion of such party and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     (x) Costs. Wherever pursuant to this Agreement it is provided that the Indemnitors shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of the Agent and the Lenders.

     (y) Dissemination of Information. If Agent or any Lender determines at any time to sell, transfer or assign any of their respective rights under any Loan Documents, and any or all servicing rights with respect thereto, or to grant participations therein (the "Participations") or issue certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"), such Person may forward to each purchaser, transferee, assignee, servicer, participant, investor, or their respective successors in such Participations and/or Securities (collectively, the "Investor") or any rating agency rating such Securities, each prospective Investor and each of the foregoing's respective counsel, all documents and information which such Person now has or may hereafter acquire relating to the Loans and to Borrower, any Guarantor, any Indemnitor and the property owned by any of them, which shall have been furnished by Borrower, any Guarantor or any Indemnitor as such Person determines necessary or desirable.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the Indemnitors has executed this Agreement as of the day and year first written above.



                                 INDEMNITORS:

                                 FIRST STATES GROUP, L.P.,
                                 a Delaware limited partnership

                                     By:  FIRST STATES GROUP, LLC,
                                          a Delaware limited liability company,
                                          its general partner


                                     By:________________________________________
                                     Name:  Sonya A. Huffman
                                          --------------------------------------
                                     Title: Senior Vice President - Operations
                                           -------------------------------------


                                 AMERICAN FINANCIAL REALTY TRUST,
                                 a Maryland real estate investment trust


                                 By:____________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________

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